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                                                                    EXHIBIT 23.4

                       CONSENT OF INDEPENDENT ACCOUNTANTS

We hereby consent to the incorporation by reference in this Post-Effective Amendment No. 1 to Registration Statement on Form S-3 of our report dated January 28, 2000 relating to the financial statements of ANB Corporation appearing in Old National Bancorp's current Report on Form 8-K filed April 19, 2000.




Olive LLP

Indianapolis, Indiana
August 9, 2000